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                       1995 ADMINISTAFF STOCK OPTION PLAN
                           (as Amended and Restated)

         1.      Purpose

         The purpose of this 1995 Administaff Stock Option Plan (this "Plan") is to further the growth and development of Administaff, Inc. (the "Company") and its subsidiaries by providing, through ownership of stock of the Company, an additional incentive to key employees of the Company and its subsidiaries and the nonemployee directors of the Company to devote their best efforts to the financial success of the Company, and to encourage them to continue their services to the Company and, where applicable, its subsidiaries.

         2.      Stock Options

         Under this Plan, options may be granted to purchase the Company's common stock, which options may qualify as "incentive stock options" under
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or as nonqualified options. As used in this Plan, the term "options" shall include Director Options (as defined hereafter), as the context requires.

         3.      Administration

                 3.1   Administration by Board

                 Subject to Section 3.2, this Plan shall be administered by the Board of Directors of the Company (the "Board"). Subject to the provisions of this Plan, the Board shall have authority to construe and interpret this Plan, to promulgate, amend, and rescind rules and regulations relating to its administration, from time to time to select from among the eligible employees (as determined pursuant to Section 4) of the Company and its subsidiaries those employees to whom rights will be granted, to determine the timing and manner of the grant of options to employees, to determine the exercise price and the number of shares covered by and all of the terms of the options (other than Director Options), to determine the duration and purpose of leaves of absence which may be granted to employees without constituting termination of their employment for purposes of this Plan, and to make all of the determinations necessary or advisable for administration of this Plan. The Board shall be charged with the authority and responsibility to interpret the provisions of this Plan, and any agreement issued and executed under this Plan. No member of the Board shall be liable for any action or determination undertaken or made in good faith with respect to this Plan or any agreement executed pursuant to this Plan.

                 3.2      Administration by Committee

                 The Board may, in its sole discretion, delegate any or all of its administrative duties to a committee (the "Committee") of not less than three members of the Board, to be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease (to not less than three members) the size of the Committee, and add additional members to, or remove members from, the Committee. The Committee shall act pursuant to a majority vote, or the written consent of a majority of its members, and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the provisions of this Plan and the directions of the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may deem advisable. No member of the Committee shall be liable for any action or determination undertaken or made in good faith with respect to this Plan or any option agreement executed pursuant to this Plan.

         4.      Eligibility

         The class of employees eligible to receive options under this Plan is any employee (including any officer who is an employee) of the Company or any of its subsidiaries (as defined in Section 424 of the Code), provided, however, that no employee shall be eligible to receive incentive stock options under this Plan if such individual, at the time the incentive stock option is granted, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of





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the Company or the parent corporation or any subsidiary of the Company, unless at the time such incentive stock option is granted the option price is at least 110 percent of the fair market value of the stock subject to the incentive stock option and such incentive stock option by its terms is not exercisable after the expiration of five years after the date such incentive stock option is granted. An employee may receive multiple rights under this Plan. Notwithstanding the foregoing, a director of the Company who is not also (i) an employee of the Company or a subsidiary or (ii) an employee, director, officer, partner, principal or affiliate of Texas Growth Fund, Pyramid Ventures Inc., or any of their respective controlling persons (a "Director") shall automatically receive grants of nonqualified options under this Plan as provided in Section
6.1 ("Director Options").

         5.      Shares Subject to Options

         The stock available for grant of options under this Plan shall be shares of the Company's authorized but unissued, or reacquired, common stock, as now or hereafter constituted ("common stock"). The aggregate number of shares which may be issued pursuant to exercise of options granted under this Plan shall not exceed 357,957shares of common stock (subject to adjustment as herein provided). In the event that any outstanding option under this Plan for any reason expires or is terminated, the shares of common stock allocable to the unexercised portion of the option shall again be available for options under this Plan as if no option had been granted with respect to such shares.

         6.      Terms and Conditions of Options

         Options granted under this Plan shall be evidenced by agreements (which need not be identical) in such form and containing such provisions that are consistent with this Plan as the Board or Committee shall from time to time approve, including a designation as to whether such option (if not a Director Option) is intended to be an incentive stock option or a nonqualified option. Each option agreement shall specify the number of shares subject to the option. Such agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

                 6.1      Automatic Director Options

                 (a) Initial Grants. Each Director who serves in such capacity on April 23, 1996 shall automatically receive on such date a Director Option for 7,500 shares of common stock. In addition, each Director who is elected or appointed to the Board for the first time after April 23, 1996 shall automatically receive, on the date of his or her election or appointment, a Director Option for 7,500 shares of common stock. A Director Option granted pursuant to this Section 6.1(a) shall become vested (exercisable) as to one-third of the shares subject to the option on each anniversary of the option's date of grant; provided, however, if the Director ceases to be a member of the Board due to death or disability prior to such third anniversary, the Director Option shall be immediately 100% vested.

                 (b) Annual Grants. On each Annual Meeting of the Stockholders that this Plan is in effect (commencing with the 1996 meeting), each Director who is in office immediately after such meeting shall automatically receive a Director Option for 2,500 shares of common stock, which shall be 100% vested on the date of grant.

                 (c) In the event that the number of shares of common stock available for grants under this Plan is insufficient to make all automatic Director Option grants provided for in this Section 6.1 on the applicable date, then all Directors who are entitled to a grant on such date shall share ratably in the number of shares then available for grant under this Plan, and shall have no right to receive a grant with respect to the deficiencies in the number of available shares and all future grants under this Section 6.1 shall terminate.

                 (d) Each Director Option will be subject to all of the limitations contained in the following provisions of this Section 6.





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                 6.2      Option Price

                 The purchase price for the shares subject to any option shall be the fair market value for such shares at the time the option is granted, determined in good faith by the Board or the Committee, or, with respect to incentive stock options granted to a more than 10% holder as provided in
Section 4, 110% of such fair market value.

                 6.3      Medium and Time of Payment

                 The purchase price for any shares purchased pursuant to exercise of an option granted under this Plan shall be paid in full upon exercise of the option in cash, or by check acceptable to the Company, or, at the discretion of the Board or the Committee, upon such other terms and conditions not inconsistent, where applicable, with the qualification of the option as an "incentive stock option" under Section 422 of the Code, as the Board or the Committee shall approve. Notwithstanding the foregoing, the Company may, in its sole discretion, extend and maintain, or arrange for the extension and maintenance of, credit to any optionee to finance the optionee's purchase of shares pursuant to exercise of any option, on such terms as may be approved by the Board or Committee, subject to applicable regulations of the Federal Reserve Board and any other laws or regulations in effect at the time such credit is extended.

                 6.4      Term of Option

                 No option shall be exercisable after the expiration of the earlier of (a) ten (10) years after the date the option is granted, or (b) with respect to an option that is not a Director Option, three months following the date the optionee's employment with the Company and its subsidiaries terminates for any reason, with or without cause, or (c) with respect to a Director Option, three years following the date the Director ceases to be a member of the Board, unless the Director is removed for cause in which event the period shall be three months from such removal date. Notwithstanding, the foregoing, in the discretion of the Board or the Committee, the option agreement for any option, other than a Director Option, may provide for a shorter or longer term during which the option may be exercised following termination of employment, but not for a period longer than that permitted by (a) above. To the extent an option is not vested on the date the optionee ceases to be an employee of the Company and its subsidiaries, or a member of the Board, as the case may be, such option shall be immediately forfeited unexercised on such termination date.

                 6.5      Exercise of Option

                 No option shall be exercisable during the lifetime of any optionee by any person other than the optionee. Subject to the foregoing and any other applicable provisions of this Plan, the Board or the Committee shall have the power to set the time or times within which each option, other than a Director Option, shall be exercisable and to accelerate the time or times of exercise, including the vesting schedule, if any, and the events or circumstances resulting in the acceleration of any vesting schedule applicable to the purchase of shares pursuant to any grant of options, other than a Director Option, under this Plan. All options subject to a vesting schedule which are vested shall be exercisable upon vesting, and from time to time thereafter at the election of the optionee, until expiration of the term of the option. To the extent that an optionee has the right to exercise an option and purchase shares pursuant thereto, the option may be exercised by written notice delivered to the Company. In such written notice, the optionee shall state the number of shares being purchased (but not less than ten shares) and the notice shall be accompanied by payment in full of the purchase price for such shares.

                 6.6      No Transfer of Option

                 No option shall be transferable by an optionee otherwise than by will or the laws of descent and distribution.

                 6.7      Restrictions Upon Issuance of Shares

                 The issuance of options and shares under this Plan shall be subject to compliance with all of the applicable requirements of law with respect to the issuance and sale of securities, including, without limitation, any required qualification under the Securities Act of 1933, as amended, and The Securities Act of the State of Texas, as amended. In





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addition, any shares issued pursuant to this Plan may, at the election of the
Board or Committee granting the options, be subject to other restrictions, grants of first refusal rights and other limitations on transfer of shares acquired pursuant to options granted such as limitations in the event of death, acquisition by a shareholder's spouse upon divorce, termination of employment and transfers to third parties, in each case for such price and upon such terms as may be determined by the Board or Committee at the time of grant of the options.

                 6.8      Investment Representation

                 Unless the option is being exercised as a result of a public offering of shares of common stock of the Company, at which time the shares subject to the option are being registered for purposes of making a public offering of such shares, the Company may require, as a condition of issuance of shares covered by the option, that the optionee represent that the shares to be acquired pursuant to exercise of the option are being acquired for investment purposes only and without a view to the reoffer or redistribution thereof. The Company may place a legend on the certificate evidencing the shares reflecting the fact that the shares were acquired for investment and cannot be sold or transferred unless registered under the Securities Act of 1933, as amended, and applicable state securities laws, or unless counsel for the Company is satisfied that the circumstances of the proposed transfer do not require such registration.

                 6.9      Rights as a Shareholder or Employee

                 An optionee shall have no rights as a shareholder of the Company with respect to any shares covered by any option until the date of the issuance of a share certificate for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether cash, securities, or other property other than stock of the Company) or distributions or other rights for which the record date prior to the date such share certificate is issued, except as otherwise specifically provided in this Plan. Nothing in this Plan or in any option agreement shall confer upon any employee any right to continue in the employ of the Company or any of its subsidiaries or interfere in any way with any right of the Company or any subsidiary to terminate the optionee's employment at any time.

                 6.10     No Fractional Shares

                 In no event shall the Company be required to issue fractional shares upon the exercise of any option.

                 6.11     Recapitalization or Reorganization of Company

                 Except as otherwise provided herein, appropriate and proportionate adjustments shall be made in the number and class of shares subject to this Plan, and the exercise price of options, in the event of a stock dividend (but only on common stock), stock split, reverse stock split, reorganization, merger, consolidation, or like change in the capital structure of the Company. To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board or the Committee, the determination of which in that respect shall be final, binding, and conclusive, provided that each option granted pursuant to the Plan shall not be adjusted in a manner that causes the option to fail to continue to qualify as an "incentive stock option" within the meaning of Section 422 of the Code.

                 6.12     Modification, Extension, and Renewal of Rights

                 Subject to the terms and conditions and within the limitations of this Plan, the Board or Committee may modify, extend, or renew outstanding rights granted under this Plan, or accept the surrender of outstanding rights (to the extent not theretofore exercised). The Board or Committee shall not, however, modify any outstanding (i) incentive stock option in any manner which would cause the option not to qualify as an "incentive stock option" within the meaning of Section 422 of the Code or (ii) Director Option if such modification would cause the Director Option to no longer satisfy the requirements of SEC Rule 16b-3. Notwithstanding the foregoing, no modification of an option shall, without the consent of the optionee, alter or impair any rights of the optionee under the option.

         7.      Termination or Amendment of Plan




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         The Board may at any time terminate or amend this Plan; provided that, without approval of the shareholders of the Company, there shall be, except by operation of the provisions of Section 6.11, no increase in the total number of shares covered by this Plan, no change in the class of persons eligible to receive options granted under this Plan, no reduction in the exercise price of options granted under this Plan, and no extension of the latest date upon which options may be exercised; and provided further that (i) without the consent of the optionee, no amendment may adversely affect any then outstanding right or any unexercised portion thereof, (ii) the provisions of Section 6.1 may not be amended more than once every six months other than to comport with changes in the Code or the Employee Retirement Income Security Act of 1974, as amended, or the regulations thereunder.

         8.      Indemnification

         In addition to such other rights of indemnification as they may have as members of the Board or the Committee, the members of the Board or the Committee administering this Plan shall be indemnified by the Company against reasonable expenses, including attorney's fees, actually and necessarily incurred in connection with the defense of any action, suit, or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with this Plan or any right granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any action, suit, or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit, or proceeding that such member is liable for negligence or misconduct in the performance of his duties, provided that within 60 days after institution of any such action, suit, or proceeding, the member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

         9.      Effective Date and Term of Plan

         Unless approved by the stockholders of the Company within 12 months of the date it is adopted by the Board, this Plan amendment and restatement shall not be effective and in no event shall any Director Option granted hereunder be exercisable prior to the date this amendment is approved by the stockholders and, if not approved by the stockholders within such 12-month period, this amendment and restatement shall be void ab initio and all Director Options granted pursuant to it shall be automatically canceled unexercised.

         Unless sooner terminated by the Board in its sole and absolute discretion, the Plan will terminate on the tenth anniversary of its effective date.





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